Ivy Funds

Delaware Ivy Accumulative Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus
dated October 27, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Fund will change its benchmark index from the Russell 3000 Growth Index to the Russell 1000 Growth Index.

Upon the Effective Date, the following will replace the second paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Ivy Accumulative Fund – What are the Fund’s principal investment strategies?”:

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager’s opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund will invest primarily in large- and medium-sized companies in any industry.

Upon the Effective Date, the following will replace the fifth paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Ivy Accumulative Fund – What are the Fund’s principal investment strategies?”:

The Fund typically holds a limited number of stocks (generally 35 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

Upon the Effective Date, the following will replace the second paragraph of the section of the Fund’s prospectus entitled "How we manage the Fund – Our principal investment strategies":

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager's opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund will invest primarily in large- and medium-sized companies in any industry.

Upon the Effective Date, the following will replace the fifth paragraph of the section of the Fund’s prospectus entitled "How we manage the Fund – Our principal investment strategies":

The Fund typically holds a limited number of stocks (generally 35 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager's assessment of the investment opportunities available.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The Securities in which the Fund typically invests – Foreign securities and American depositary receipts (ADRs)":

Foreign securities are securities of issuers which are classified by index providers, or by an investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. ADRs are typically issued by a US bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on US securities exchanges in the same way as other US securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: The Fund may invest up to 25% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Determinations to purchase depositary receipts will be based on relevant factor(s) in the portfolio managers' sole discretion.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The risks of investing in the Fund – Foreign risk":

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Fund limits investments in foreign securities to 25% of its net assets.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.